                                                                    EXHIBIT 21.1

                               SUBSIDIARY LISTING

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
Advent Guaranty Corporation.................................  Vermont
Alliance Title Agency, LLC..................................  Michigan
ALLINCO, Inc. ..............................................  Vermont
Altegra Credit Company......................................  Delaware
Ash Realty Co., Inc. .......................................  Indiana
Bank Service Corporation of Indiana.........................  Indiana
Capstone Realty, Inc. ......................................  Ohio
Caribbean Data Services, Ltd. ..............................  Delaware
Churchill Insurance Agency, Inc. ...........................  Kentucky
Circle Equity Leasing Corporation of Michigan...............  Michigan
Coastal Capital Funding Corporation.........................  Virginia
Commercial Servicing, Inc. .................................  Indiana
EQK Realty Holdings, Inc. ..................................  Pennsylvania
Financial Processing Company, LLC...........................  Ohio
First Franklin Financial Corporation........................  Delaware
First National Broadway Corp. ..............................  Kentucky
First of America I Company..................................  Michigan
First of America Capital Trust I............................  Michigan
First of America Holding Company............................  Michigan
First of America Insurance Group - Illinois, Inc............  Illinois
First of America Securities, Inc. ..........................  Michigan
FOA Investco - Michigan, Inc. ..............................  Michigan
Fort Wayne Capital Trust I..................................  Indiana
Franklin Mortgage Capital Corporation.......................  Virginia
Integra Brokerage Services Company..........................  Pennsylvania
Integra Business Credit Company.............................  Pennsylvania
Integra Holdings Limited....................................  Delaware
Integra Investment Company..................................  Delaware
JBH Travel Audit Inc. ......................................  Colorado
Liberty Business Credit Corp................................  Pennsylvania
Merchants Capital Management, Inc. .........................  Indiana
Muirfield Mortgage Acquisition Corporation..................  Ohio
Muirfield Mortgage Limited Partnership......................  Texas
NC Acquisition, Inc.........................................  Delaware
NCBI Holdings, Inc. ........................................  Indiana
NCBO Holdings, Inc. ........................................  Indiana
NPC International (Barbados) Holdings Limited...............  Barbados
NPC International (Barbados) Limited........................  Barbados
NPC International (Dominican Republic) S.A. ................  Dominican Republic
NPC International (Jamaica) Limited.........................  Jamaica
NPC Internacional, S.A. de C.V..............................  Mexico
NTA, Inc. ..................................................  Washington

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
NatCity Insurance Services, Inc. ...........................  Michigan
NatCity Investments, Inc. ..................................  Indiana
National Capital Properties, Inc. ..........................  Kentucky
National City Bank..........................................  United States
National City Bank of Indiana...............................  United States
National City Bank of Kentucky..............................  United States
National City Bank of Michigan/Illinois.....................  United States
National City Bank of Pennsylvania..........................  United States
National City Bank of Southern Indiana......................  United States
National City Canada, Inc. .................................  Canada
National City Capital Corporation...........................  Delaware
National City Capital Trust I...............................  Ohio
National City Commercial Finance, Inc. .....................  Ohio
National City Commercial Leasing, Inc. .....................  Ohio
National City Community Development Corporation.............  Ohio
National City Credit Corporation............................  Ohio
National City DND, Inc......................................  Delaware
National City Equity Partners, Inc. ........................  Delaware
National City Financial Corporation.........................  Delaware
National City Holdings, Inc. ...............................  Ohio
National City Indiana, LLC..................................  Indiana
National City Insurance Agency, Inc. .......................  Indiana
National City Insurance Agency of Kentucky, Inc. ...........  Kentucky
National City Insurance Agency of Ohio, Inc. ...............  Ohio
National City Insurance Agency of Pennsylvania, Inc. .......  Pennsylvania
National City Insurance Group, Inc. ........................  Michigan
National City Investments Corporation.......................  Kentucky
National City Investment Management Company.................  Michigan
National City Leasing Corporation...........................  Kentucky
National City Life Insurance Agency of Ohio, Inc............  Ohio
National City Life Insurance Company........................  Arizona
National City Mortgage Co. .................................  Ohio
National City Ohio, LLC.....................................  Indiana
National City Mortgage Services Co. ........................  Michigan
National City Trade Services Limited........................  Hong Kong
National Processing, Inc....................................  Ohio
National Processing Company International (Fiji) Limited....  Fiji
National Processing Company, LLC............................  Ohio
National Processing Services, Incorporated..................  Ohio
New England AFC.............................................  Massachusetts
New England Trust Company...................................  Rhode Island
Northwest Traffic Associates, Inc. .........................  Washington
Nottingham Corporation......................................  Pennsylvania
Ohio National Corporation Trade Services....................  Ohio

                                                              STATE OR JURISDICTION
                                                                UNDER THE LAW OF
                                                                 WHICH ORGANIZED
                                                              ---------------------
Sovereign Capital Auto Loans, LLC...........................  Ohio
Sterling Asset Management Co................................  Ohio
Sterling Private Investments, Inc. .........................  Ohio
SunAmerica Affordable Housing Partners......................  Nevada
The Madison Bank and Trust Company..........................  Indiana
Western Properties, Inc. ...................................  Pennsylvania
Western Reserve Company.....................................  Pennsylvania